SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): May 4, 1999



                                 FIND/SVP, INC.
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             (Exact name of Registrant as specified in its charter)


         New York                       0-15152                  13-2670985
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(State or Other Jurisdiction     (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                      Identification No.)


625 Avenue of the Americas,  New York, NY 10011
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(Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code: (212) 645-4500
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                            N/A
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(Former Name or Former Address, if Changed Since Last Report)



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
                                     ITEM 4
                  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a)       New Independent Accountant

         On May 4, 1999, FIND/SVP, Inc. engaged Deloitte & Touche LLP ("D&T") as its new certifying accountant. Management has not previously consulted with D&T on any accounting, auditing or financial reporting matters.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            FIND/SVP, INC.


Date:          May 6, 1999           By:    /S/ ANDREW P. GARVIN
                                            --------------------
                                            Andrew P. Garvin, President
                                            and Chief Executive Officer
                                            (Principal Executive Officer)


Date:          May 6, 1999           By:    /S/ VICTOR L. CISARIO
                                            ---------------------
                                            Victor L. Cisario, Vice President
                                            and Chief Financial Officer
                                            (Principal Financial Officer
                                            and Principal Accounting Officer)